Exhibit 21.1

Other Names
Under Which
	Jurisdiction of	Conducts
Subsidiary	Formation	Business
1755869 ALBERTA ULC	Alberta
1895548 ONTARIO LIMITED	Ontario
1922464 ALBERTA LTD.	Alberta
2900 DEDE ROAD, LLC	Maryland
9199-5290 QUEBEC INC.	Quebec
ACE SOLID WASTE, INC.	Minnesota
ADVANCED SYSTEMS PORTABLE RESTROOMS, INC.	Oregon	Advanced Mobile Storage
Advanced Systems Portable Restrooms
McDonald Portable Toilets
ALASKA WASTE-DENALI, LLC	Alaska
ALASKA WASTE-DUTCH HARBOR, LLC	Alaska
ALASKA WASTE-INTERIOR, LLC	Alaska
ALASKA WASTE-JUNEAU, LLC	Alaska
ALASKA WASTE-KENAI PENINSULA, LLC	Alaska
ALASKA WASTE-KETCHIKAN, LLC	Alaska
ALASKA WASTE MAT-SU, LLC	Alaska
ALASKA WASTE-NOME, LLC	Alaska
ALASKA WASTE-SITKA, LLC	Alaska
AMERICAN DISPOSAL COMPANY, INC.	Washington	Vashon Disposal
ANDERSON COUNTY LANDFILL, INC.	Delaware	Anderson County Landfill
ANDERSON REGIONAL LANDFILL, LLC	Delaware
ARKANSAS RECLAMATION COMPANY, LLC	Arkansas
AUSTIN LANDFILL HOLDINGS, INC.	Delaware
BAY DISPOSAL HOLDINGS, INC.	Delaware
BAY DISPOSAL PROPERTY HOLDINGS, LLC	Delaware
BISON BUTTE ENVIRONMENTAL, LLC	Minnesota
BITUMINOUS RESOURCES, INC.	Kentucky	Hopkins County Regional Landfill
BRENT RUN LANDFILL, INC.	Delaware	Brent Run Landfill
BROADACRE LANDFILL, INC.	Colorado	Pueblo Landfill and Recycling Center
BUTLER COUNTY LANDFILL, INC.	Nebraska
CALPET, LLC	Wyoming
CAMINO REAL ENVIRONMENTAL CENTER, INC.	New Mexico
CAPITAL REGION LANDFILLS, INC.	New York
CAROLINA LANDFILL, LLC	South Carolina
CAROLINA PROCESSING & RECYCLING, LLC	South Carolina
CAROLINA WASTE & RECYCLING LLC	South Carolina
CARPENTER WASTE HOLDINGS, LLC	New York	Carpenter Waste
Carpenter Waste Removal

CH4, LLC	Illinois
CHAMBERS DEVELOPMENT OF NORTH CAROLINA, INC.	North Carolina	Anson County Landfill
CHIMNEY BUTTE ENVIRONMENTAL L.L.C.	Minnesota
CHIQUITA CANYON, INC.	Delaware
CHIQUITA CANYON, LLC	Delaware	Chiquita Canyon Landfill
CLAY BUTTE ENVIRONMENTAL, LLC	Minnesota
CLIFTON ORGANICS, LLC	New York
COLD CANYON LAND FILL, INC.	California	Cold Canyon Processing Facility
COLUMBIA RESOURCE CO., L.P.	Washington
COLUMBIA RIVER DISPOSAL, INC.	Washington	Bingen Garbage Service
Skamania County Sanitary Service
COMMUNITY REFUSE DISPOSAL, INC.	Nebraska
COMPLEXE ENVIRO CONNEXIONS LTEE	Canada
CORRAL DE PIEDRA LAND COMPANY	California
COUNTY WASTE -- ULSTER, LLC	New York
COUNTY WASTE AND RECYCLING SERVICE, INC.	New York	Ace Carting
County Waste
D.J.'s Roll Off Service
Spaulding Waste Services
Superior Waste
COUNTY WASTE TRANSFER CORP.	New York	Troy Transfer
Troy Transfer Station
COWLITZ COUNTY LANDFILL, INC.	Washington
CRI HOLDINGS, LLC	Delaware
CURRY TRANSFER & RECYCLING, INC.	Oregon	City Transfer and Recycling
County Transfer & Recycling
Country Transfer & Recycling
Harrell's Septic
Roto-Rooter of Curry County
CWR HOLDINGS, LLC	South Carolina
D.M. DISPOSAL CO., INC.	Washington	American Portable Storage
D.M. Recycling
Superior Refuse Removal
DENVER REGIONAL LANDFILL, INC.	Colorado
DNCS PROPERTIES, LLC	Arizona
DURHAM REGIONAL LANDFILL, INC.	Delaware
EAGLE FORD RECLAMATION COMPANY, LLC	Texas
ECOSORT, L.L.C.	Oregon
EL PASO DISPOSAL, LP	Texas	El Paso Disposal
ELKO SANITATION COMPANY	Nevada	Waste Connections of Nevada
EMPIRE DISPOSAL, INC.	Washington
ENTECH ALASKA, LLC	Alaska
ENTERPRISES SANITAIRE F.A. LTEE.	Canada
ENVIRONMENTAL TRUST COMPANY	Tennessee
EVERGREEN DISPOSAL, INC.	Montana	Glacier Disposal
FINLEY-BUTTES LIMITED PARTNERSHIP	Oregon	Finley Buttes Landfill Company
FINNEY COUNTY LANDFILL, INC.	Delaware
FORT ANN TRANSFER STATION, LLC	New York
FRONT RANGE LANDFILL, INC.	Delaware	Front Range Landfill
F.W. DISPOSAL, L.L.C.	Missouri	Valley Park Transfer Station

FW DISPOSAL SOUTH, LLC	Missouri
G&P DEVELOPMENT, INC.	Nebraska
GOD BLESS THE USA, INCORPORATED	North Carolina
GOLD RIVER HOLDINGS, LLC	Delaware
GREEN WASTE SOLUTIONS OF ALASKA, LLC	Alaska
GROOT, INC.	Illinois
GROOT INDUSTRIES, INC.	Delaware
GROOT RECYCLING & WASTE SERVICES, INC.	Illinois	Accurate Document Destruction
Accurate Document Destruction, Inc.
GROVELAND TRANSFER AND RECYCLING, INC.	Florida
HARDIN SANITATION, INC.	Idaho	Idaho Garbologist
HAROLD LEMAY ENTERPRISES, INCORPORATED	Washington	AA Better Trash & Junk Clean Up
AA Lucky Portable Storage
Aberdeen Sanitation Co.
Butler's Cove Refuse Service
City Sanitary Co.
Eastern Grays Harbor Disposal
EGH Disposal
Harbor Disposal Co.
Harold LeMay Enterprises
HE Recycling
Joes Refuse Service
Lakewood Recycling Service
Lakewood Refuse Service
LeMay Inc
LeMay Mobile Shredding
LeMay Transportation Services
Pacific Disposal
Pierce County Refuse
Recycle Services
Rural Garbage Service
White Pass Garbage
HIGH DESERT SOLID WASTE FACILITY, INC.	New Mexico
HUDSON VALLEY WASTE HOLDING, INC.	Delaware
IESI AR LANDFILL CORPORATION	Arkansas	Cherokee Sanitary Landfill Company
IESI-BFC HOLDINGS, INC.	Ontario
IESI CORPORATION	Delaware
IESI DE LP CORPORATION	Delaware
IESI LA LANDFILL CORPORATION	Delaware	Timberlane Landfill Company
IESI MO CHAMP LANDFILL, LLC	Missouri	Champ Landfill Company
IESI MO LANDFILL CORPORATION	Missouri	Timber Ridge Landfill Company
IESI NJ CORPORATION	Delaware
IESI NY CORPORATION	Delaware	Waste Connections
IESI PA BETHLEHEM LANDFILL CORPORATION	Delaware	Bethlehem Landfill Company
IESI PA BLUE RIDGE LANDFILL CORPORATION	Pennsylvania	Blue Ridge Landfill Company

IESI PA CORPORATION	Delaware	Waste Connections of Pennsylvania
IESI TX GP CORPORATION	Delaware
IESI TX LANDFILL LP	Texas	East Texas Regional Landfill Company
ISLAND DISPOSAL, INC.	Washington	Whidbey Recycling Services
J BAR J LAND, INC.	Nebraska
LAKESHORE DISPOSAL, INC.	Idaho
LAUREL RIDGE LANDFILL, L.L.C.	Delaware
LEALCO, INC.	Texas	ABC Waste Collection
Pro Star Waste
Waste Connections of Texas
Waste Connections of Texas Rio Grande Valley
LES ENTREPRISES RAYLOBEC INC.	Quebec
LIGHTNING BUTTE ENVIRONMENTAL, LLC	Minnesota
LOUISIANA RECLAMATION COMPANY, L.L.C.	Louisiana
MADERA DISPOSAL SYSTEMS, INC.	California	Allied Disposal Company
Avenal Landfill
Bishop Waste Disposal
Coastal Rolloff Service
Riverdale Disposal Service
Sierra Disposal
MAMMOTH DISPOSAL COMPANY	California
MANAGEMENT ENVIRONMENTAL NATIONAL, INC.	Washington
MASON COUNTY GARBAGE CO., INC.	Washington
MBO, LLC	Delaware	Lacassine Oilfield Services
MDSI OF LA, INC.	California
MILLENNIUM WASTE INCORPORATED	Indiana	Quad Cities Landfill
MISSION COUNTRY DISPOSAL	California
MORRO BAY GARBAGE SERVICE	California
MURREY’S DISPOSAL COMPANY, INC.	Washington	Olympic Disposal
NEBRASKA ECOLOGY SYSTEMS, INC.	Nebraska
NOBLES COUNTY LANDFILL, INC.	Minnesota
NORTHWEST CONTAINER SERVICES, INC.	Oregon
OKLAHOMA CITY WASTE DISPOSAL, INC.	Oklahoma
OKLAHOMA LANDFILL HOLDINGS, INC.	Delaware
OMNI WASTE OF OSCEOLA COUNTY LLC	Florida	J.E.D. Landfill
OSAGE LANDFILL, INC.	Oklahoma
PIERCE COUNTY RECYCLING, COMPOSTING AND DISPOSAL, LLC	Washington	LRI
POTRERO HILLS LANDFILL, INC.	California	Potrero Hills Landfill
PRAIRIE DISPOSAL LLC	North Dakota
PRAIRIE LIQUIDS, LLC	Delaware
PROGRESSIVE WASTE SOLUTIONS OF AR, INC.	Arkansas	WCN of Arkansas
PROGRESSIVE WASTE SOLUTIONS OF FL, INC.	Delaware	Waste Connections of Florida
PROGRESSIVE WASTE SOLUTIONS OF LA, INC.	Delaware	Delta Disposals
WC of Louisiana
PROGRESSIVE WASTE SOLUTIONS OF MO, INC.	Missouri	Waste Connections of Cape Girardeau
Waste Connections of Missouri
Waste Connections of St. Louis
Waste Connections Timber Ridge
PROGRESSIVE WASTE SOLUTIONS OF SC, INC.	Delaware
PROGRESSIVE WASTE SOLUTIONS OF TX, INC.	Texas	Archer Waste
Corpus Christi Disposal Service
Good Ol' Boys Curbside
Main Street Disposal
Salford Disposal
Skid-O-Kan
Texas Jack
Waste Connections of TX
Waste Wranglers
WC of Texas

PSI ENVIRONMENTAL SERVICES, INC.	Indiana	PSI WASTE
PSI ENVIRONMENTAL SYSTEMS, INC.	Indiana	PSI WASTE
PWS FINANCE LUXEMBOURG S.A.R.L.	Luxembourg
R360 ARTESIA, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS HOLDINGS, INC.	Delaware
R360 ENVIRONMENTAL SOLUTIONS OF LOUISIANA, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS OF MISSISSIPPI, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS OF TEXAS, LLC	Delaware
R360 ES HOLDINGS, INC.	Delaware
R360 HITCHCOCK, LLC	Delaware
R360 OKLAHOMA, LLC	Delaware	J. Scott Mudd Disposal
R360 PERMIAN BASIN, LLC	New Mexico
R360 RED BLUFF, LLC	Texas
R360 SHUTE CREEK, LLC	Delaware
R360 SILO, LLC	Delaware
R360 WILLISTON BASIN, LLC	Delaware
R.A. BROWNRIGG INVESTMENTS, INC.	Oregon	Cascade Disposal Company
Cascade Recycling Co.
Kelvic Disposal Co.
Kelvic Dropbox Company
Sun Country Disposal
RAILROAD AVENUE DISPOSAL, LLC	Delaware
RED CARPET LANDFILL, INC.	Oklahoma
RENSSELAER REGION LANDFILLS, INC.	Delaware
RH FINANCIAL CORPORATION	Washington
RICH VALLEY, LLC	Minnesota
RIDGE (CHATHAM) HOLDINGS G.P. INC.	Canada
RIDGE (CHATHAM) HOLDINGS LP	Manitoba
RIP, INC.	Florida
R.J.C. TRUCKING CO.	Oregon	Eugene Drop Box
ROCHELLE WASTE DISPOSAL, L.L.C.	Illinois
ROCK RIVER ENVIRONMENTAL SERVICES, INC.	Illinois
ROCK RIVER ENVIRONMENTAL SOLUTIONS, LLC	Illinois
ROLL-OFF EXPRESS, INC.	Maryland
RRD HOLDING COMPANY	Illinois	Disposal Services of Belvidere, Inc.
G&B Disposal, Inc.
Gill's Freeport Disposal, Inc.
Illinois Valley Waste Services, Inc.
Marengo Disposal Company
MDC Environmental Services, Inc.
Northern Illinois Disposal Services, Inc.
Rock River Disposal Services, Inc.

S.A. DUNN & COMPANY, LLC	New York
SANFORD RECYCLING AND TRANSFER, INC.	Florida
SANIPAC, INC.	Oregon	Star Garbage
SAN LUIS GARBAGE COMPANY	California
SCOTT SOLID WASTE DISPOSAL COMPANY	Tennessee	Volunteer Landfill
SCOTT WASTE SERVICES, LLC	Kentucky
SEABREEZE RECOVERY, INC.	Delaware	Seabreeze Environmental
Seabreeze Environmental Landfill
SECTION 18, LLC	Minnesota
SEDALIA LAND COMPANY	Colorado
SENECA MEADOWS, INC.	New York
SERVICES ENVIRONNEMENTAUX RICHELIEU INC.	Quebec
SHALE GAS SERVICES, LLC	Arkansas
SIERRA HOLDING GROUP, LLC	New York
SIERRA PROCESSING, LLC	New York
SILVER SPRINGS ORGANICS L.L.C.	Washington
SJ RECLAMATION, INC.	Delaware
SKB ENVIRONMENTAL, INC.	Minnesota	Shamrock Trucking
SKB ENVIRONMENTAL CLOQUET LANDFILL, INC.	Minnesota
SLD LANDFILL, INC.	Delaware
SMOKY BUTTE ENVIRONMENTAL, LLC	Minnesota
SOUTH COUNTY SANITARY SERVICE, INC.	California
STUTZMAN REFUSE DISPOSAL INC.	Kansas
SUN COUNTRY MATERIALS, LLC	Delaware
SUTTER STREET HOLDINGS, LLC	Delaware
TACOMA RECYCLING COMPANY, INC.	Washington
TAFT RECYCLING, INC.	Florida
TENNESSEE WASTE MOVERS, INC.	Delaware	TWM-Landfill
THE RECYCLING FOUNDATION, INC.	Louisiana
THUNDER BUTTE ENVIRONMENTAL, LLC	Minnesota
US LIQUIDS OF LA., L.P.	Delaware	R360 Environmental Solutions, Inc.
WASCO COUNTY LANDFILL, INC.	Delaware
WASTE CONNECTIONS HOLDINGS LTD.	Canada
WASTE CONNECTIONS MANAGEMENT SERVICES, INC.	Delaware
WASTE CONNECTIONS OF ALABAMA, INC.	Delaware	Competitive Waste Systems
Rumsey Environmental
WASTE CONNECTIONS OF ALASKA, INC.	Delaware	Alaska Green Waste Solutions
Alaska Pacific Environmental Services Anchorage
Alaska Waste
Alaska Waste - Anchorage
Alaska Waste Transfer
Anchorage Refuse
Commercial Refuse
DH Transit
Eagle River Refuse
Green Waste
Kodiak Sanitation
Peninsula Sanitation
Valley Refuse
Wasilla Refuse

WASTE CONNECTIONS OF ARIZONA, INC.	Delaware
WASTE CONNECTIONS OF ARKANSAS, INC.	Delaware
WASTE CONNECTIONS OF CALIFORNIA, INC.	California	Amador Disposal Service
Betts Disposal Service
Ebbetts Pass Disposal Service
El Dorado Disposal Service
Green Team of Los Angeles
GreenTeam
GreenTeam of San Jose
GreenWaste of Tehama
SEI Debris Box
SEI Solid Waste
West LA Reclamation
Western El Dorado Recovery Systems
WASTE CONNECTIONS OF CANADA INC.	Ontario
WASTE CONNECTIONS OF COLORADO, INC.	Delaware	All Trash Service
Aspen Waste
Aspen Waste Systems
Community Recycling
Denver Roll-Off Service
Diamond Disposal
Eagle Waste & Recycling Service
Eagle Waste Services
Eagle Waste Services, Inc.
Eagle Roll-Off, Inc.
El Paso Disposal Services
Fremont Disposal
Horizon Property Management
Platte Valley Disposal
Pueblo Disposal
Pueblo Disposal & Recycling Service
Snowy Peaks Trash Company
Solid Waste Transfer Services
Southside Landfill
The Trash Company
Town & Country Disposal
U.S. Disposal
U.S. Disposal Services
WASTE CONNECTIONS OF GEORGIA, INC.	Delaware
WASTE CONNECTIONS OF IDAHO, INC.	Indiana	Mountain Jack Environmental Services
T, T & R Enterprises
Valley Waste and Recycling
WASTE CONNECTIONS OF ILLINOIS, INC.	Delaware
WASTE CONNECTIONS OF IOWA, INC.	Iowa	E-Z Sanitation
Stone Sanitation
Town & Country Disposal
Whaley Waste Systems
WASTE CONNECTIONS OF KANSAS, INC.	Delaware	Anderson Trash Service
Best Yet Refuse
Collectia LTD.
Dual County Sanitation
Northend Disposal
Plumb Thicket Landfill
R-Arrow
Salina Waste Systems
Schaben Sanitation
Stutzman Refuse Disposal

WASTE CONNECTIONS OF KENTUCKY, INC.	Delaware	Kentucky Waste Systems, Inc.
Mid-State Recycling Waste Disposal
Mid-State Recycling Waste Systems
Mid-State Waste
WASTE CONNECTIONS OF LOUISIANA, INC.	Delaware	Delta Disposals
Diamond Disposal
Good Neighbor Disposal
WASTE CONNECTIONS OF MARYLAND, INC.	Delaware
WASTE CONNECTIONS OF MINNESOTA, INC.	Minnesota	Hendrickson Sanitation
L & L Sanitation
Schaap Sanitation
Scotting Sanitation
Ulrich Sanitation
WASTE CONNECTIONS OF MISSISSIPPI DISPOSAL SERVICES, LLC	Mississippi
WASTE CONNECTIONS OF MISSISSIPPI, INC.	Delaware	Asco Sanitation
Buck Run Landfill
Northeast Mississippi Regional Landfill
WASTE CONNECTIONS OF MONTANA, INC.	Delaware	Bitterroot Disposal
Valley Recycling
Victor Transfer
WASTE CONNECTIONS OF NEBRASKA, INC.	Delaware	Allied Refuse
Art's Garbage Service
B&B Sanitary Service
Big Red Roll Off
Central Waste Disposal
Countryside Services
Duren Sanitation
J&J Sanitation
Junk in the Box
Midwest Refuse Service Commercial
Omega Systems
Papillion Sanitation
Sanitation Systems
Saunders County Disposal
Schaben Sanitation
SGS Sanitation
Shrader Refuse and Recycling Service Company
Steve's Sanitation
Steve's Sanitation Service
The Garbage Company
Ummel Sanitation
Wahoo Sanitation
White Sanitation
WASTE CONNECTIONS OF NEW MEXICO, INC.	Delaware	Silva Sanitation
Southwest Disposal
WASTE CONNECTIONS OF NORTH CAROLINA, INC.	Delaware	Queen City Transfer Station
Waste Connections of the Carolinas
WASTE CONNECTIONS OF NORTH DAKOTA, INC.	Delaware	Armstrong Sanitation Plus
WASTE CONNECTIONS OF OKLAHOMA, INC.	Oklahoma	B & B Sanitation
Metropolitan Waste Services
Oklahoma Disposal & Sanitation
Waste Connections

WASTE CONNECTIONS OF OREGON, INC.	Oregon	American Sanitary Service
Arrow Sanitary Service
Babe's Garbage Service
Bandon Disposal & Recycling
Clatskanie Sanitary Service
EWSI
Environmental Waste Systems
Hood River Garbage Service
Hood River Recycling & Transfer Station
Hudson Portable Toilet Service
Hudson Garbage Service
Hudson's Garbage Service
Les' County Sanitary
Les' Sanitary Service
North Bend Sanitation Service
Oregon Paper Fiber
Public Disposal and Recyling Center
Sweet Home Sanitation Service
Sweet Home Transfer & Recycling
The Dalles Disposal
The Dalles Transfer Station
Wally's Portable Restrooms
WASTE CONNECTIONS OF PENNSYLVANIA, INC.	Delaware
WASTE CONNECTIONS OF SOUTH CAROLINA, INC.	Delaware	Waste Connections of the Carolinas
WASTE CONNECTIONS OF SOUTH DAKOTA, INC.	South Dakota	A & C Keiffer Sanitation
Art's Garbage Service
Cook's Wastepaper & Recycling
Dakota Data Shred
Envirotech Waste Services
Kieffer Sanitation
Novak Enterprises
Novak Sanitary Service
Pierre Recycling Center
Ron's Dray
Sioux Valley Sanitation Service
Steve's Garbage Service
Walker Refuse
WASTE CONNECTIONS OF TENNESSEE, INC.	Delaware	Asco Sanitation
Clarksville Disposal
Cumberland Waste
Cumberland Waste Disposal
Ocoee Environmental Services
Scott Solid Waste
Southern Disposal
WASTE CONNECTIONS OF TEXAS, LLC	Delaware	Caprock Waste
Hardy Road Transfer Station
Hill Country Refuse
Vaquero Waste & Recycling
Waste Connections of Texas
West Texas Disposal

WASTE CONNECTIONS OF UTAH, INC.	Delaware	City Sanitation
Roche & Sons
WASTE CONNECTIONS OF WASHINGTON, INC.	Washington	Buchmann Sanitation Service
Empire Disposal Hauling
Lakeside Disposal & Recycling Company
The Disposal Group
Triangle Resources
Twin City Sanitary Service
Vancouver Sanitary Service
Waste Connections of Spokane
WASTE CONNECTIONS OF WYOMING, INC.	Delaware	American Disposal
American Disposal, Inc.
BW Waste
Edwal Services
Green River Valley Refuse
Kieffer Sanitation
Ryan Sanitation
WASTE CONNECTIONS US, INC.	Delaware
WASTE REDUCTION SERVICES, L.L.C.	Oregon
WASTE SERVICES, INC.	Delaware	Waste Connections of FL
WASTE SERVICES OF N.E. MISSISSIPPI, INC.	Mississippi
WASTE SOLUTIONS GROUP OF SAN BENITO, LLC	Delaware	John Smith Road Landfill
WATERWAY TRAILS INC.	Texas
WCI AUSTIN LANDFILL, LLC	Minnesota
WCI-WHITE OAKS LANDFILL, INC.	Delaware	White Oaks Landfill
WCN ACQUISITION SUB JANUARY 2017, INC.	Texas
WEST BANK ENVIRONMENTAL SERVICES, INC	Indiana	Leftovers of Wyoming
Westbank Sanitation
WEST COAST RECYCLING AND TRANSFER, INC.	Oregon	Public Disposal and Recycling Center
Store-It
WEST VALLEY COLLECTION & RECYCLING, LLC	California
WINNEBAGO LANDFILL COMPANY, LLC	Illinois
WINNEBAGO RECLAMATION SERVICE, INC.	Illinois
WSI LLC	Delaware
WYOMING ENVIRONMENTAL SERVICES, INC.	Indiana	Wyoming Waste Systems
YAKIMA WASTE SYSTEMS, INC.	Washington